================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 1997


                              --------------------

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

                              --------------------


    Delaware                               1-8597                            94-2657368
(State or other jurisdiction       (Commission File Number)       (IRS Employer Identification No.)
  of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)


================================================================================

ITEM 5. OTHER EVENTS.

On June 2, 1997, The Cooper Companies, Inc. (the "Company") issued a press release announcing it has signed a commitment letter with Key Bank National Association to provide a $50 million credit facility. This release is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

Exhibit
  No.          Description
-------        -----------

 99.1          Press Release dated June 2, 1997 of The Cooper Companies, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE COOPER COMPANIES, INC.

                                          By  /s/ Stephen C. Whiteford
                                             __________________________________
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  (Principal Accounting Officer)


Dated:  June 4, 1997

                                  EXHIBIT INDEX


Exhibit                                                                 Sequentially
  No.          Description                                              Numbered Page
-------        -----------                                              -------------
 99.1          Press Release dated June 2, 1997 of The Cooper
               Companies, Inc.

